Exhibit 99.1

FOR RELEASE: Wednesday, January 27, 2016

Berkeley Heights, NJ

Gainesville, GA

Authentidate and AEON Clinical Laboratories Execute

Amendment to Merger Agreement and Schedule Closing

Authentidate Holding Corp. (NASDAQ: ADAT) and Peachstate Health Management, LLC d/b/a AEON Clinical Laboratories, today announced that they have entered into an amendment to their agreement and plan of merger whereby privately-held AEON will merge with a wholly-owned subsidiary of Authentidate and become a wholly owned subsidiary of Authentidate.

The transaction was modified to remove the issuance of any preferred stock of Authentidate and provide that the consideration will instead be comprised of shares of Common Stock of Authentidate. The transaction will proceed upon substantially the same terms as previously announced; including the requirements for EBITDA based benchmarks of the AEON business. The AEON members will be entitled to receive additional shares of Common Stock tied to the earnings of AEON during the four calendar years commencing with the completed financial results for December 2015 through December 2019. The AEON members will receive at closing an aggregate of 19.9% (8,622,278 pre reverse stock split shares of Common Stock) of Common Stock of Authentidate and can earn additional shares equaling up to 90% of the outstanding stock of Authentidate based upon earnings of $100,000,000.

The parties anticipate closing the transaction within the next 24 hours.

As provided for in the transaction, following the closing, Sonny Roshan, founder of AEON, will become Chairman of Authentidate and Richard Hersperger, the CEO of AEON, will become CEO of the combined companies. Both men will also serve on the Board of Directors of Authentidate.

The parties further amended the previously announced terms of the transaction to remove the closing condition that Authentidate receive approval from Nasdaq Stock Market for the transaction. Authentidate expects to receive notice from The Nasdaq Stock Market of its delisting. Authentidate expects that its Common Stock will trade on the OTC QB market following its delisting from The Nasdaq Stock Market. The trading symbol will remain unchanged. Authentidate expects to submit a listing application to The Nasdaq Stock Market in the near future to regain its listing.

Additional Information

Additional information regarding the merger will be provided in the company’s Form 8-K and Schedule 14F-1 filings over the next few days. Following the closing, Authentidate management will also schedule a conference call regarding the transaction, and details for the call will be provided in a subsequent press release.

About AEON Clinical Laboratories

AEON Clinical Laboratories is a growing comprehensive and efficient clinical laboratory using state of the art testing equipment. Housed in a 28,000 square foot campus, in Gainesville, Georgia, AEON emphasizes Technology Innovation. AEON has developed proprietary methodologies that provide some of the fastest and most reliable urine and oral fluid (saliva) test results in the nation. AEON provides health care professionals with four primary tests: Medical Toxicology, Pharmacogenomics, Cancer Genetic Testing, and Molecular Biology.

About Authentidate Holding Corp.

Authentidate Holding Corp. is a provider of secure web-based revenue cycle management applications and telehealth products and services that enable healthcare organizations to coordinate care for patients and enhance related administrative and clinical workflows. Authentidate’s products and services enable healthcare organizations to increase revenues, reduce costs and enhance patient care by eliminating paper and manual work steps from clinical and administrative processes. Authentidate’s telehealth solutions combine patient vital signs monitoring with a web application that streamlines patient care management. Delivered as Software as a Service (SaaS), customers only require an Internet connection and web browser to access our web-based applications thereby utilizing previous investments in systems and technology. The company’s healthcare customers and users include leading homecare companies, health systems, physician groups and governmental entities. These organizations utilize the company’s products and services to coordinate care for patients outside of acute-care.

Authentidate, Inscrybe and InscrybeMD are registered trademarks of Authentidate Holding Corp. All other trade names are the property of their respective owners.

For more information, visit the company’s website at www.authentidate.com

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the merger and the expected ownership of the combined company) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. Risks and uncertainties for Authentidate, AEON and of the combined company include, but are not limited to:; liquidity and trading market for shares following the consummation of the merger; costs associated with the merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to our ability to file an effective proxy statement in connection with the merger and other contemplated transactions; failure to obtain the necessary stockholder approval of the merger and the other contemplated transactions; uncertainties of cash flows and inability to meet working capital needs; and risks associated with the possible failure to realize certain benefits of the merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Authentidate’s or AEON’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended June 30, 2015 filed with the SEC, and in other filings that Authentidate makes and will make with the SEC in connection with the transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. Unless otherwise required by applicable securities laws, we do not intend, nor do we undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Additional Information and Where to Find It

The issuance of the initial tranche of common stock at the closing of the merger does not require any action of stockholders of Authentidate.

BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE COMPANY’S FORM 8-K TO BE FILED FOLLOWING CLOSING WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Form 8-k and other filings containing information about the Company and AEON may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.authentidate.com under the heading “Investors / SEC Filings” or by writing to the Secretary, Authentidate Holding Corp., at 300 Connell Drive, Berkeley Heights, NJ 07922.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Authentidate Contacts:

James Carbonara, Hayden IR,

james@haydenir.com or (646) 755-7412

Brett Maas, Hayden IR,

Brett@haydenir.com or (646) 536-7331